                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                                  THIRD QUARTER

                                              3Q '01           3Q '00               % CHG.
                                            ----------       ----------           ----------
TOTAL SALES                                 $ 11,919.6       $ 10,567.5               13%
                                            ----------       ----------

TOTAL COSTS, EXPENSES, & OTHER              $  9,136.5       $  7,925.9
                                            ----------       ----------
    Materials & Production                     7,082.8          5,987.4
    Marketing & Administrative                 1,525.3          1,452.1
    Research & Development                       590.3            609.8
    Equity Income From Affiliates               (164.1)          (219.4)
    Other (Income)/Expense, Net                  102.2             96.0




PRE-TAX INCOME                              $  2,783.1       $  2,641.6

TAXES                                       $    834.9       $    805.7
TAX RATE                                          30.0%            30.5%

NET INCOME                                  $  1,948.2       $  1,835.9                6%

EPS - ASSUMING DILUTION                          $0.84            $0.78                8%

AVG. # SHARES - ASSUMING DILUTION              2,312.4          2,342.9



                                      3Q '01      % CHG.        VOL         PX          FX
                                     -------     -------      -------     -------     -------
TOTAL SALES                          $11,920          13%           8           6          -1
                                     -------     -------      -------     -------     -------

    Total U.S. and Foreign Sales       5,470           6%           8           1          -3
                                     -------     -------      -------     -------     -------
        U.S                            3,600           8%           6           2           0
        Foreign                        1,870           2%          11          -1          -8

    Other Medco Sales                  6,450          19%

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                            NINE MONTHS YEAR TO DATE

                                           2001             2000           % CHG.
                                        ----------       ----------      ----------
TOTAL SALES                             $ 35,157.8       $ 28,895.9          22%
                                        ----------       ----------

TOTAL COSTS, EXPENSES, & OTHER          $ 27,413.7       $ 21,582.9
                                        ----------       ----------
    Materials & Production                21,334.1         15,872.9
    Marketing & Administrative             4,669.0          4,393.5
    Research & Development                 1,740.0          1,681.5
    Equity Income From Affiliates           (557.8)          (619.5)
    Other (Income)/Expense, Net              228.4            254.5




PRE-TAX INCOME                          $  7,744.1       $  7,313.0

TAXES                                   $  2,323.2       $  2,255.7
TAX RATE                                      30.0%            30.8%

NET INCOME                              $  5,420.9       $  5,057.3           7%

EPS - ASSUMING DILUTION                      $2.33            $2.15           8%

AVG. # SHARES - ASSUMING DILUTION          2,329.1          2,351.6



                                       2001       % CHG.        VOL          PX          FX
                                     -------     -------      -------     -------     -------
TOTAL SALES                          $35,155          22%          17           6          -1
                                     -------     -------      -------     -------     -------

    Total U.S. and Foreign Sales      15,755           6%           8           1          -3
                                     -------     -------      -------     -------     -------
        U.S                           10,105           7%           5           2           0
        Foreign                        5,650           5%          13           0          -8

    Other Medco Sales                 19,400          38%

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  THIRD QUARTER
                                      2001




OTHER (INCOME)/EXPENSE, NET

                                                        3Q '01        3Q '00       YTD 2001      YTD 2000
                                                       --------      --------      --------      --------
          INTEREST INCOME                              $ (114.6)     $ (124.8)     $ (380.3)     $ (326.4)
          INTEREST EXPENSE                                121.8         121.8         355.2         355.1
          EXCHANGE (GAINS)/LOSSES                           1.5         (14.3)        (18.6)        (31.8)
          MINORITY INTERESTS                               72.3          74.8         218.3         230.8
          AMORTIZATION OF GOODWILL AND INTANGIBLES         83.7          80.8         244.8         238.2
          Other, net                                      (62.5)        (42.3)       (191.0)       (211.4)
                                                       --------      --------      --------      --------
          TOTAL                                        $  102.2      $   96.0      $  228.4      $  254.5
                                                       ========      ========      ========      ========




JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.


          MERIAL                                   3Q '01     3Q '00    YTD 2001   YTD 2000
          ------                                   ------     ------    --------   --------
          IVOMEC, HEARTGARD, other avermectins     $  130     $  150     $  365     $  405
          FRONTLINE                                   100         90        340        275
          Biologicals                                  85         80        255        240
          Other Animal Health                          45         50        145        150
          Poultry Genetics                             50         55        155        165
                                                   ------     ------     ------     ------
          TOTAL MERIAL SALES                       $  410     $  425     $1,260     $1,235
                                                   ======     ======     ======     ======


          AVENTIS PASTEUR-MSD                      3Q '01     3Q '00    YTD 2001   YTD 2000
          -------------------                      ------     ------    --------   --------
          HEPATITIS VACCINES                       $   20     $   35     $   70     $  110
          VIRAL VACCINES                               10         10         35         35
          Other Vaccines                              125        125        265        260
                                                   ------     ------     ------     ------
          TOTAL AP-MSD SALES                       $  155     $  170     $  370     $  405
                                                   ======     ======     ======     ======




TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (IN MILLIONS)

                                                 2001         2000          % CHG
                                                 ----         ----          -----
          FIRST QUARTER                           138           99           39%
          SECOND QUARTER                          134           98           37%
          THIRD QUARTER                           128          120            7%
                                                  ---          ---          ---
          YEAR TO DATE                            400          317           26%
                                                  ===          ===          ===

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                                  3Q '01 vs. 3Q '00
                           ---------------------------------------------------------------
                           TOTAL     TOTAL         U.S.      U.S.       FOREIGN    FOREIGN
      PRODUCT              % CHG       $          % CHG       $          % CHG        $
      -------              -----     ------       -----     ------      -------    -------
VIOXX                        29%     $  795         26%     $  625         42%     $  170
VASOTEC / VASERETIC         -47%        245        -85%         30        -16%        215
PRINIVIL / PRINZIDE         -10%        265         -8%        245        -33%         20
COZAAR / HYZAAR              33%        540         57%        275         15%        265
MEVACOR                     -19%        110        -18%         90        -20%         20
ZOCOR                        28%      1,740         40%      1,270          3%        470
AGGRASTAT                   -29%         25        -40%         15          0%         10
SINGULAIR                    49%        350         42%        270         78%         80
MAXALT                       56%         70         71%         60          0%         10
PROPECIA                     10%         55          0%         25         20%         30
PROSCAR                      17%        140          8%         70         27%         70
PRIMAXIN                      0%        140          0%         40          0%        100
CANCIDAS                    N/M          10        N/M          10        N/M          --
PEPCID                      -82%         35        -89%         20          0%         15
FOSAMAX                      25%        450         23%        320         30%        130
CRIXIVAN/STOCRIN            -18%        115         30%         65        -44%         50
TIMOPTIC/TIMOPTIC XE        -17%         50          0%         15        -22%         35
TRUSOPT/COSOPT               11%        100          0%         45         22%         55
HEPATITIS VACCINES           -5%        100         -5%         90          0%         10
VIRAL VACCINES                3%        160          3%        150          0%         10
OTHER VACCINES              N/M          50        N/M          25        N/M          25

NOTE:   Product sales rounded to the nearest $5 million.

N / M - Not Meaningful

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                             9 MONTHS YTD 2001 OVER 2000
                           ---------------------------------------------------------------
                           TOTAL     TOTAL         U.S.      U.S.       FOREIGN    FOREIGN
      PRODUCT              % CHG       $          % CHG       $          % CHG        $
      -------              -----     ------       -----     ------      -------    -------
VIOXX                        37%     $2,005         30%     $1,530         67%     $  475
VASOTEC / VASERETIC         -45%        800        -83%        110        -16%        690
PRINIVIL / PRINZIDE          13%        940         16%        870        -18%         70
COZAAR / HYZAAR              21%      1,435         27%        640         17%        795
MEVACOR                      -1%        390          3%        330        -20%         60
ZOCOR                        21%      4,615         31%      3,190          3%      1,425
AGGRASTAT                   -15%         85        -27%         55         20%         30
SINGULAIR                    67%      1,025         67%        800         67%        225
MAXALT                       52%        205         57%        165         33%         40
PROPECIA                      7%        160         21%         85         -6%         75
PROSCAR                      19%        410         27%        210         11%        200
PRIMAXIN                     -2%        440          0%        130         -3%        310
CANCIDAS                    N/M          25        N/M          20        N/M           5
PEPCID                      -46%        330        -50%        280         -9%         50
FOSAMAX                      34%      1,290         40%        940         21%        350
CRIXIVAN/STOCRIN            -18%        335         -3%        150        -27%        185
TIMOPTIC/TIMOPTIC XE        -13%        165        -10%         45        -14%        120
TRUSOPT/COSOPT               13%        300         16%        145         11%        155
HEPATITIS VACCINES            0%        270          0%        245          0%         25
VIRAL VACCINES                5%        425          4%        395         20%         30
OTHER VACCINES              N/M         100        N/M          65        N/M          35

NOTE:   Product sales rounded to the nearest $5 million.

N / M - Not Meaningful